UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2026

PARKE BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-51338	65-1241959

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Delsea Drive
Washington Township, New Jersey 08080
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (856) 256-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.10 per share	PKBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 22, 2026, the Board of Directors of Parke Bancorp, Inc. (the “Registrant”) appointed Michael L. Regina to serve on its Board of Directors. He will serve until the next annual meeting of stockholders. Mr. Regina will become a member of several committees, to be determined at a later date. Mr. Regina is the founder and co-owner of two businesses: Big Sky Enterprises which specializes in project management and general contracting, and Global Post Auditing Solutions which specializes in post-auditing freight payments for companies that outsource their freight payments. Mr. Regina has also been appointed to serve on the Board of Directors of Parke Bank. Mr. Regina was not appointed to the Board of Directors pursuant to any arrangement or understanding with any party. There are no transactions between the Registrant and Mr. Regina of the type required to be disclosed by Item 404(a) of Regulation S-K. For further information, reference is made to the Company’s press release dated September 24, 2026, which is filed herewith as Exhibit 99.1, and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 22, 2026, the Board of Directors of the Registrant approved two amendments to the Registrant’s Bylaws. Specifically, the Board approved removing Article III, Section 3 and Section 16 which imposed certain eligibility requirements on members of the Board. Section 3 had imposed a residency requirement on board members of no more than 50 miles from the office of Parke Bank. Section 16 required minimum share ownership for directors of 25,000 shares of common stock. A copy of the amended and restated bylaws is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.
Exhibit No.	Description	Filed/Furnished Herewith
3.1	Amended and Restated Bylaws
99.1	Press Release dated September 24, 2026
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2026	PARKE BANCORP, INC.

	By:	/s/ Jonathan D. Hill

Name: Jonathan D. Hill

Title: Senior Vice President and Chief Financial Officer (Duly Authorized Representative)